EXHIBIT 10.1


               AMENDED AND RESTATED AGREEMENT AMONG SHAREHOLDERS

         This Amended And Restated Agreement Among Shareholders (this "Agreement"), dated as of January 26, 2005, by and among Kinetic Concepts, Inc., a Texas corporation (the "Company"), and each of the shareholders of the Company identified on the signature pages hereto and their lawful successors and assigns (each, a "Signatory" and collectively, the "Signatories") amends and restates in its entirety that certain Agreement Among Shareholders, dated November 5, 1997, as amended by (1) that certain Waiver and Consent, effective as of September 27, 2002, (2) that certain Joinder and Amendment Agreement, dated as of June 25, 2003, (3) that certain Amendment and Waiver, dated as of August 11, 2003, (4) that certain Amendment, Acknowledgment and Waiver, dated as of February 17, 2004 and (5) that certain Waiver of Registration Rights, dated as of June 7, 2004 (as so amended, the "Prior Shareholder Agreement"), effective as of the date hereof (the "Effective Date").

         WHEREAS, the Company and each of the Signatories are parties to the Prior Shareholder Agreement or are hereby joined as parties to the Agreement with the consent of each prior party evidenced by its entering into this Agreement; and

         WHEREAS, the Company and the Signatories wish to amend and restate the Prior Shareholder Agreement and enter into this Agreement in its stead;

         NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree that the Prior Shareholder Agreement is hereby amended and restated in its entirety to read as follows, effective as of the Effective Date:

SECTION 1. Definitions. The following terms shall have the following meanings for the purposes of this Agreement:

            1.01 "Affiliated Shareholder" means with respect to any Fremont Associate, any other Fremont Associate, and with respect to any RCBA Associate, any other RCBA Associate.

            1.02 "Common Stock" or "shares of Common Stock" means the common stock, par value $0.001 per share, of KCI, (i) held by the Shareholders as of the date hereof or (ii) issued as a dividend or other distribution with respect to, or in exchange for or in replacement of such shares of Common Stock. Notwithstanding the foregoing, Common Stock shall not include any securities sold by a Person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under this Agreement are not assigned in accordance with the terms hereof.

            1.03 "Dr. Leininger" means Dr. James R. Leininger, the founder of
KCI.

            1.04 "Form S-3" means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission (the "SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC as well as a continuous offering pursuant to Rule 415 under the Securities Act.

            1.05 "Fremont Associates" means those Persons listed on Schedule
1.05.

            1.06 "KCI" or the "Company" means Kinetic Concepts, Inc.

            1.07 "Person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, pension fund, governmental authority, or other entity.

            1.08 "RCBA Associates" means those Persons listed on Schedule 1.08.

            1.09 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            1.10 "Shareholder" means the Principal Shareholders and their Affiliated Shareholders party to this Agreement, as well as any Person to whom a Shareholder transfers shares of Common Stock if such Person (i) agrees in writing to become a party to this Agreement and to be bound by its terms without limitation or qualification, (ii) specifies in such writing the address and facsimile number at which notices may be given pursuant to this Agreement, and (iii) delivers a copy of such writing to KCI and the Principal Shareholders within 10 days after the transfer of such shares of Common Stock.

            1.11 "Principal Shareholders" means, collectively, the Dr. Leininger, the Fremont Associates and the RCBA Associates.

            1.12 Terms and Usage Generally. The definitions in this Section 1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. All references herein to Sections and Schedules shall be deemed to be references to Sections of and Schedules to this Agreement unless the context shall otherwise require. All Schedules attached hereto shall be deemed incorporated herein as if set forth in full herein. The words "include," "includes," and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to a Person are also to its permitted successors and permitted assigns.

SECTION 2.  Registration Rights.

            2.01 Shelf Registration.

                 (a) Mandatory Registration. Subject to the limitations herein, upon the written request of any of the Principal Shareholders, the Company shall prepare and file with the SEC as promptly as practicable a registration statement on Form S-3 pursuant to Rule 415 that includes for resale all of the shares of Common Stock requested to be included by the requesting Shareholders.

                 (b) Limitations and Suspension. Notwithstanding the foregoing, the Company shall not be obligated to effect a registration (or may suspend sales) if the Company furnishes to the Shareholders a certificate signed by an officer of the Company stating that, in his or her good faith judgment, there is in existence material undisclosed information or events which, if disclosed, could be detrimental to the Company or its shareholders. In such event the Company shall have the right to defer the initial filing of the registration statement or suspend sales thereunder; provided, that the Company may not take any such action more than once in any twelve (12) month period and that all of the Company's executive officers and directors shall be precluded from trading in the Company's capital stock during such period; and provided further, that the Company shall not defer the initial filing of the registration statement or suspend sales thereunder pursuant to this paragraph (b) for more than thirty
(30) days in such twelve (12) month period.

            2.02 Underwritten Take-down.

                 (a) Subject to paragraph (f) below, during calendar 2005:

                     (i) A Principal Shareholder then holding shares of Common Stock may make one (1) written request to KCI for an underwritten take-down from the shelf registration of at least thirty-three percent (33%) of the aggregate shares of Common Stock then held by such Principal Shareholder and its Affiliated Shareholders (a "Take-Down").

                     (ii) A request for a Take-Down under this Section 2.02(a) will not count as a Take-Down unless the Shareholders electing to participate in it are able to sell at least seventy-five percent (75%) of the shares requested to be included in the Take-Down.

                     (iii) If each of the Principal Shareholders has registration rights under this Agreement which have not expired under
     Section 2.02(f), a Take-Down made by the Principal Shareholders pursuant to this Section 2.02(a) must be made with the concurrence of the representatives of two of the three Principal Shareholders, whether or not they or their Affiliated Shareholders elect to participate in the proposed offering. If one or more of the Principal Shareholders has registration rights under this Agreement which have expired under Section 2.02(f), any Principal Shareholder with such registration rights may request a Take-Down.

                     (iv) If one or more Principal Shareholders request a Take-Down under this Section 2.02(a), such Principal Shareholders shall give three (3) business days written notice specifying the timing and principal terms and conditions of the proposed Take-Down (the "Notice") to the other Principal Shareholders with registration rights that have not expired (the "Other Shareholders"), and such Other Shareholders with their Affiliated Shareholders may join the requesting Principal Shareholder in such Take-Down by giving written notice to the Company and the requesting Principal Shareholder within one (1) business day after receiving the Notice.

                 (b) Subject to paragraph (f) below, at any time after December 1, 2005:

                     (i) The Principal Shareholders then holding shares of Common Stock, collectively and not individually, may make one (1) written request to KCI for a Take-Down of at least two million (2,000,000) shares (as adjusted for any stock splits, dividends, and the like) of Common Stock then held in aggregate by the Principal Shareholders; provided, however, that the Company will not be required to effect a Take-Down contemplated by this provision prior to January 1, 2006.

                     (ii) A request for a Take-Down under this Section 2.02(b) will not count as a Take-Down unless the Principal Shareholders electing to participate in it are able to sell at least seventy-five percent (75%) of the shares of Common Stock requested to be included in the Take-Down.

                     (iii) A Take-Down made by the Principal Shareholders pursuant to this Section 2.02(b) must be made with the concurrence of the representatives of each of the Principal Shareholders with registration rights that have not expired under Section 2.02(f), whether or not they or their Affiliated Shareholders elect to participate in the proposed offering.

                 (c) If, in connection with a Take-Down the managing underwriters advise KCI in writing that, in their opinion, the number of securities in such offering exceeds the number that can be sold in an orderly manner within a price range acceptable to the Shareholders and to KCI, then the number of such shares that the managing underwriters believe that may be sold in such offering shall be allocated to the Shareholders on a pro rata basis in accordance with the number of shares requested for inclusion in such Take-Down.

                 (d) In connection with any Take-Down, the investment bankers and managers for the offering will be selected by the selling Shareholders, subject to the approval of KCI, which will not be unreasonably withheld.

                 (e) KCI shall pay the expenses described in Section 2.06 for any registration pursuant to this Section 2.02.

                 (f) Notwithstanding anything to the contrary set forth herein, no Shareholder shall be entitled to any registration rights pursuant to this
Section 2.02 with respect to the shares held by a Shareholder as of the date that such shares become eligible for resale pursuant to Section 144(k) under the Securities Act; provided, however, that this paragraph (f) shall not be applicable to (1) Dr. Leininger so long as he holds 1,000,000 shares of Common Stock, (2) Fremont Associates so long as Fremont Associates collectively holds 1,000,000 shares of Common Stock or (3) RCBA Associates so long as RCBA Associates collectively holds 1,000,000 shares of Common Stock (in each case, as adjusted for ay stock splits, dividends and the like).

            2.03 Piggyback Registration Rights.

                 (a) If at any time KCI shall determine to proceed with the preparation and filing of a registration statement (other than a registration statement on Form S-4, Form S-8, or other limited purpose form) under the Securities Act in connection with KCI's or another securityholder's proposed offer and sale of Common Stock or equity securities convertible into Common Stock, KCI will give written notice of its determination to the Shareholders at least twenty (20) days prior to filing the registration statement. Upon the written request from a Shareholder given within ten (10) days after receipt of any such notice from KCI, KCI will include the number of shares requested by the Shareholder in such registration statement ("Piggyback Registration").

                 (b) If a Piggyback Registration is an underwritten primary registration on behalf of KCI and the managing underwriters advise KCI in writing that, in their opinion, the number of total securities to be registered in such offering exceeds the number that can be sold in an orderly manner within a price range acceptable to KCI, then the number of securities that the managing underwriter believes may be sold in such offering shall be allocated first to the shares being offered by KCI for inclusion in the registration statement, then to the shares of the Shareholders and those of any other shareholders ("Other Shareholders") who have registration rights under the Investors' Rights Agreement (the "Investors' Rights Agreement"), dated August 11, 2003, including any amendments thereto as of the date of this Agreement, by and among KCI, the Investors and the Sponsors (as those terms are defined in the Investors' Rights Agreement) and the Management Equity Plan effective October 2, 1997 submitted for registration, such that the number of shares requested to be included by such shareholders shall be reduced pro rata among the Shareholders and the Other Shareholders in accordance with the number of shares they then hold that are entitled to registration rights.

                 (c) If a Piggyback Registration is an underwritten secondary registration on behalf of the shareholders of KCI's securities and the managing underwriters advise KCI in writing that, in their opinion, the number of total securities to be registered in such offering exceeds the number that can be sold in an orderly manner within a price range acceptable to the shareholders initially requesting such registration, then the number of securities that the managing underwriter believes may be sold in such offering shall be allocated among the Shareholders and any Other Shareholders who are requesting shares to be included in such registration statement such that the number of shares requested to be included by such shareholders shall be reduced pro rata in accordance with the number of shares they then hold that are entitled to registration rights.

                 (d) KCI shall pay the expenses described in Section 2.06 for registration statements filed pursuant to this Section 2.03.

                 (e) Notwithstanding anything to the contrary set forth herein, no Shareholder shall be entitled to any registration rights pursuant to this Section with respect to the shares held by a Shareholder as of the date that such shares become eligible for resale pursuant to Section 144(k) under the Securities Act; provided, however, that this paragraph (e) shall not be applicable to (1) Dr. Leininger so long as he holds 1,000,000 shares of Common Stock, (2) Fremont Associates so long as Fremont Associates collectively hold 1,000,000 shares of Common Stock or (3) RCBA Associates so long as RCBA Associates collectively hold 1,000,000 shares of Common Stock (in each case, as adjusted for ay stock splits, dividends and the like).

            2.04 Registration Procedures. Whenever a Shareholder has requested that KCI, pursuant to the provisions of Section 2.01, Section 2.02 or
Section 2.03, as applicable, effect the registration of Common Stock under the Securities Act, KCI will:

                 (a) upon request pursuant to Section 2.01(a) hereof, prepare and file with the SEC as promptly as practicable a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the earlier of (i) the date that all of the shares of Common Stock included therein have been sold and (ii) two years from the date such registration statement is initially declared effective by the SEC (the "Effective Period");

                 (b) as soon as reasonably practicable, prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the Effective Period as may be reasonably necessary to effect the sale of such securities pursuant to a Take-Down or otherwise, including, without limitation, resales that are not a Take-Down;

                 (c) furnish to such Shareholder and to the underwriters for the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus, and such other documents as such Shareholder and such underwriters may reasonably request in order to facilitate the public offering or resale of such securities;

                 (d) use its best efforts to register or qualify the Common Stock covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such Shareholder may reasonably request in writing within ten (10) days following the original filing of such registration statement, except that KCI shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or subject itself to taxation in a jurisdiction where it had not previously been subject to taxation or take any other action that would subject KCI to service of process in a lawsuit other than one arising out of the registration of the Common Stock;

                 (e) cause all such registered shares of Common Stock to be listed on an exchange or NASDAQ by filing a subsequent listing application;

                 (f) notify such Shareholder, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                 (g) notify such Shareholder promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                 (h) prepare and promptly file with the SEC and promptly notify such Shareholder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                 (i) advise such Shareholder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

                 (j) enter into such customary agreements for the type of offering contemplated (including an underwriting agreement in customary form, which may include customary indemnification provisions in favor of the underwriters) and take such other actions (including participation in a road show) as the Principal Shareholders or underwriters may reasonably request in order to expedite or facilitate the disposition of shares of Common Stock.

            2.05 Underwriting. A Shareholder may not participate in any registration hereunder unless such Shareholder (a) agrees to sell its shares of Common Stock on the basis provided in the underwriting arrangements, if any, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements, if any, and these registration rights.

            2.06 Expenses. With respect to any registration requested pursuant to Sections 2.01 and 2.02 hereof and with respect to an inclusion of a Shareholder's shares of Common Stock in a registration statement pursuant to
Section 2.03 hereof, all fees, costs, and expenses of such registration, inclusion, and public offering, including, without limitation, all registration, filing, and listing fees, printing expenses, fees and disbursements of legal counsel and accountants for KCI, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified, shall be borne by KCI; provided, however, that each Shareholder shall bear its own attorney fees and the underwriting commissions and registration fees with respect to the sale of its shares of Common Stock.

            2.07 Indemnification.

                 (a) KCI will indemnify and hold harmless each Shareholder and any underwriter (as defined in the Securities Act) for a Shareholder and each person, if any, who controls such Shareholder or underwriter within the meaning of the Securities Act, from and against and will reimburse the Shareholder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost, and expense to which the Shareholder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs, or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein, or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that KCI will not be liable in any such case to the extent that any such loss, damage, liability, cost, or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by a Shareholder, such underwriter, or such controlling person specifically for use in the preparation thereof. KCI will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

                 (b) Each Shareholder will indemnify and hold harmless KCI, its directors and officers, any controlling person, and any underwriter thereof from and against, and will reimburse KCI, its directors and officers, any controlling person, and any underwriter thereof with respect to, any and all loss, damage, liability, cost, or expense to which KCI or any controlling person and/or any underwriter thereof may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs, or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein, or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with information furnished in writing by or on behalf of the Shareholder specifically for use in the preparation thereof. A Shareholder will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

                 (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 2.07 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than hereunder, except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend against or compromise such claim. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and there are legal defenses available to the indemnified party and/or other indemnified parties that are different from or in addition to those available to the indemnifying party or if there is a conflict of interest that would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to an indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                 (d) If for any reason the foregoing indemnification is unavailable or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statement or omission that resulted in the losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 (e) Notwithstanding the termination of the Prior Shareholder Agreement or anything to the contrary set forth herein, the provisions of this
Section 2.07, subject to the limitations therein, shall apply to the Shareholders and Signatories with respect to the registration statements, any prospectus contained therein, or any amendment or supplement thereto, filed with the SEC and used in connection with the Company's initial public offering completed February 27, 2004 and the follow-on public offering completed June 22, 2004.

            2.08 Liabilities and Indemnification.

                 (a) Unless otherwise expressly assumed in writing:

                     (i) none of the Signatories shall be liable to any third parties for any actions, commitments, or debts of any other as a shareholder of KCI; and

                     (ii) each of the Signatories shall take all reasonable steps to negotiate and preclude exposing any of the other of them to any such liability to any third party.

                 (b) To the extent any Signatory is presented with a demand or made party to an adjudication by a third party asserting their potential liability as a shareholder of KCI for any acts or omissions by any other party or parties to this Agreement, they shall notify the other party or parties in writing promptly, and upon the receipt of such notice the notified party or parties will assume the responsibility for the defense, resolution, and/or satisfaction of the claim and in all respects indemnify the party that is faced with such a claim to the full extent of that party's costs and ultimate liabilities, if any.

SECTION 3.  Miscellaneous.

            3.01 Notices. Except as otherwise expressly provided in this Agreement, all notices, requests, and other communications to any party hereunder shall be in writing (including a facsimile or similar writing) and shall be given to such party at the address or facsimile number specified for such party on Schedule 3.01 hereto or as such party shall hereafter specify for that purpose by notice to the other parties. Each such notice, request, or other communication shall be deemed given, received or otherwise delivered effective (i) if given by facsimile, at the time such facsimile is transmitted and the appropriate confirmation is received (or, if such time is not during a business day, at the beginning of the next such business day), (ii) if given by mail, three business days (or, if to an address outside the United States, seven calendar days) after such communication is deposited in the mails with first-class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified pursuant to this Section 3.01.

            3.02 No Third Party Beneficiaries. This Agreement is not intended to confer any rights or remedies hereunder upon, and shall not be enforceable by, any Person other than the parties hereto.

            3.03 Integration. This Agreement constitutes the entire agreement among the parties hereto and thereto pertaining to the subject matter hereof and thereof and supersedes all prior agreements and understandings of the parties in connection herewith and therewith, including, without limitation, the Prior Shareholder Agreement, and no covenant, representation, or condition not expressed in this Agreement, shall affect, or be effective to interpret, change, or restrict, the express provisions of this Agreement.

            3.04 Headings. The titles of the Sections of this Agreement are for convenience only and shall not be interpreted to limit or amplify the provisions of this Agreement.

            3.05 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument, which may be sufficiently evidenced by one counterpart.

            3.06 Severability. Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing of future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.

            3.07 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of law principles thereof.

            3.08 Non-Assignability. Except as otherwise set forth herein, all of the rights and obligations of the parties to this Agreement are intended to be exercisable and fulfilled by the parties themselves, as presently constituted. Except as otherwise set forth herein, none of those rights or obligations may be assigned, assumed, or transferred without the written informed consent of the counterparties.

            3.09 Amendment and Consent; Waiver. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and each of the Shareholders holding registration rights that have not expired under Sections 2.02(f) or 2.03(e); provided that any action or consent to be taken on behalf of any or all of the Fremont Associates may be taken by Fremont Partners, L.L.C., and any action or consent to be taken by any or all of the RCBA Associates may be taken by Blum Strategic Partners II, L.P. Any amendment or waiver effected in accordance with this Section 3.09 shall be binding upon each Signatory and the Company. No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement or to the exercise of any right or remedy consequent upon a breach of such or any other covenant, agreement, term or condition shall operate as a waiver of such or any other covenant, agreement, term or condition of this Agreement.

            [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, this Amended and Restated Agreement Among Shareholders has been duly executed by the parties as of the day and year first above written.


                              FREMONT PARTNERS, L.P.

                              By:   FP Advisors, L.L.C.
                              Its:  General Partner

                                    By:   Fremont Group, L.L.C.
                                    Its:  Managing Member

                                          By:  Fremont Investors, Inc.
                                          Its: Manager

                                               By: _________________________
                                                   Name:
                                                   Title:



                              FREMONT-KCI CO-INVESTMENT COMPANY, L.L.C.

                              By:   FP Advisors, L.L.C.
                              Its:  Managing Member

                                    By:   Fremont Group, L.L.C.
                                    Its:  Managing Member

                                          By:  Fremont Investors, Inc.
                                          Its: Manager

                                               By: _________________________
                                                   Name:
                                                   Title:

                              FREMONT-KCI CO-INVESTMENT
                              COMPANY II, L.L.C.

                              By:   FP Advisors, L.L.C.
                              Its:  Managing Member

                                    By:   Fremont Group, L.L.C.
                                    Its:  Managing Member

                                          By:  Fremont Investors, Inc.
                                          Its: Manager

                                               By: ___________________________
                                                   Name:
                                                   Title:



                              FREMONT ACQUISITION COMPANY II, L.L.C.

                              By:   Fremont Partners, L.P.
                              Its:  Member

                                    By:  FP Advisors, L.L.C.
                                    Its: General Partner

                                            By:  Fremont Group, L.L.C.
                                            Its: Managing Member

                                                 By:  Fremont Investors, Inc.
                                                 Its: Manager

                                                      By: _____________________
                                                          Name:
                                                          Title:



                              FREMONT ACQUISITION COMPANY IIA, L.L.C.

                              By:   FP Advisors, L.L.C.
                              Its:  Manager

                                    By:  Fremont Group, L.L.C.
                                    Its: Managing Member

                                         By:  Fremont Investors, Inc.
                                         Its: Manager

                                              By: _________________________
                                                  Name:
                                                  Title:

                              FREMONT PARTNERS III, L.P.

                              By:  FP Advisors III, L.L.C.
                              Its: General Partner

                                   By:  Fremont Group, L.L.C.
                                   Its: Sponsoring Member

                                        By:  Fremont Investors, Inc.
                                        Its: Manager

                                             By: __________________________
                                                 Name:
                                                 Title:



                              FREMONT PARTNERS III SIDE-BY-SIDE, L.P.

                              By:  Fremont Group, L.L.C.
                              Its: General Partner

                                  By:  Fremont Investors, Inc.
                                  Its: Manager

                                       By: __________________________
                                           Name:
                                           Title:


                              FREMONT PARTNERS, L.L.C.

                              By:   Fremont Group, L.L.C.
                              Its:  Managing Member

                                    By:   Fremont Investors, Inc.
                                    Its:  Manager

                                          By: _________________________
                                              Name:
                                              Title:

                              FREMONT PARTNERS III, L.L.C.

                              By:   Fremont Group, L.L.C.
                              Its:  Managing Member

                                    By:   Fremont Investors, Inc.
                                    Its:  Manager

                                          By: __________________________
                                              Name:
                                              Title:



                              BLUM CAPITAL PARTNERS, L.P.

                              By:   Richard C. Blum & Associates, Inc.
                              Its:  General Partner

                                    By: ________________________________
                                        Name:
                                        Title:


                              BLUM STRATEGIC PARTNERS II, L.P.

                              By:   Blum Strategic GP II, L.L.C.
                              Its:  General Partner

                                    By:  _______________________________
                                         Name:
                                         Title:


                              BLUM STRATEGIC PARTNERS II GmbH & Co. KG

                              By:  Blum Strategic GP II, L.L.C.
                              Its: Managing Limited Partner

                                   By:  ________________________________
                                        Name:
                                        Title:

                              STINSON CAPITAL PARTNERS II, L.P.

                              By:  Blum Capital Partners, L.P.
                              Its: General Partner

                                   By:   Richard C. Blum & Associates, Inc.
                                   Its:  General Partner

                                         By:  ____________________________
                                              Name:
                                              Title:

                              RCBA-KCI CAPITAL PARTNERS, L.P.

                              By:  Blum Capital Partners, L.P.
                              Its: General Partner


                                   By:   Richard C. Blum & Associates, Inc.
                                   Its:  General Partner

                                         By:  ____________________________
                                              Name:
                                              Title:


                              __________________________________________
                              James R. Leininger, M.D.



                              __________________________________________
                              Peter A. Leininger


                              __________________________________________
                              Daniel E. Leininger



                              1987 BRIAN C. LEININGER TRUST


                              By: __________________________________
                                  Name:  Peter A. Leininger
                                  Title: Trustee


                              1987 KELLY C. LEININGER TRUST


                              By: __________________________________
                                  Name:  Peter A. Leininger
                                  Title: Trustee

                              1987 TRACY M. LEININGER TRUST


                              By: __________________________________
                                  Name:  Peter A. Leininger
                                  Title: Trustee


                              1992 JOSHUA A. LEININGER TRUST



                              By: __________________________________
                                  Name:  Peter A. Leininger
                                  Title: Trustee



                              KINETIC CONCEPTS, INC.



                              By: __________________________________
                                  Name:
                                  Title:

                                 SCHEDULE 1.05
                                 -------------

Fremont Associates:

Fremont Acquisition Company II, L.L.C.
Fremont Acquisition Company IIA, L.L.C.
Fremont-KCI Co-Investment Company, L.L.C.
Fremont-KCI Co-Investment Company II, LLC
Fremont Partners III, L.P.
Fremont Partners III Side-by-Side, L.P.
Fremont Partners, L.L.C.
Fremont Partners III, L.L.C.
Freemont Offshore Associates Ltd.
Fremont Sequoia Holdings, L.P.
FP Advisors, L.L.C.
FP Advisors III, L.L.C.
FP Advisors III, L.P.
Fremont Group L.L.C.
Fremont Investors, Inc.
Sequoia Investors, Inc.
Robert Jaunich
James Farrell

                                 SCHEDULE 1.08
                                 -------------

RCBA Associates:

RCBA-KCI Capital Partners, L.P.
Stinson Capital Partners II, L.P.
Blum Strategic Partners II, L.P.
Blum Strategic Partners II GmbH & Co. KG

                                 SCHEDULE 3.01
                                 -------------

Shareholder Addresses for Notice:

Fremont, or any member thereof              199 Fremont Street, Suite 2300
                                            San Francisco, CA 94105
                                            Facsimile: (415) 284-8191
                                            Attention: Kevin Baker, Esq.

                                     with a copy to:

                                            Simpson Thacher & Bartlett LLP
                                            333 Hillview Avenue
                                            Palo Alto, CA  94304
                                            Facsimile: (650) 251-5002
                                            Attention: William B. Brentani

Dr. Leininger                               8122 Datapoint Drive, Suite 1000
                                            San Antonio, Texas 78229
                                            Facsimile: (210) 614-5841
                                            Attention: Thomas W. Lyles, Jr.,
                                                       President


RCBA, or any member thereof                 Richard C. Blum & Associates, L.P.
                                            909 Montgomery Street, Suite 400
                                            San Francisco, CA 94133
                                            Facsimile: (415) 434-3130
                                            Attention: Gregory Hitchan, Esq.

                                with a copy to:

                                            Simpson Thacher & Bartlett LLP
                                            333 Hillview Avenue
                                            Palo Alto, CA  94304
                                            Facsimile: (650) 251-5002
                                            Attention: William B. Brentani

Peter A. Leininger                          12000 Huebner Road
                                            Suite 103
                                            San Antonio, TX 78230

Daniel E. Leininger                         233 Providence Trail
                                            Spring Branch, TX 78070
                                with a copy to:



Each of:
                                                    c/o Peter A. Leininger
     1987 Brian C. Leininger Trust                  12000 Huebner Road
     1987 Kelly C. Leininger Trust                  Suite 103
     1987 Tracy M. Leininger Trust                  San Antonio, TX 78230
     1992 Joshua A. Leininger Trust